                            FIRST AMENDMENT OF LEASE
                            ------------------------

         Agreement made as of this day of November, 1997, between CHELSEA GREEN ASSOCIATES, L.P., having an office at 675 Avenue of the Americas, New York, New York 10010 ("Landlord") and SILICON VALLEY INTERNET PARTNERS, having an office at 950 Tower Lane, Suite 300, Forster City, California 94404 ("Tenant").

                                   WITNESSETH:
                                   ----------

         WHEREAS, Landlord has leased to Tenant certain premises located at 625 Avenue of the Americas, New York, New York, pursuant to a Lease Agreement dated July 28, 1997 ("Lease"); and

         WHEREAS, Tenant has requested Landlord to give Tenant an additional Three Hundred Thousand and 00/100 ($300,000.00) Dollars as reimbursement for the actual costs of Tenant's Extra Work as defined in the Lease; and

         WHEREAS, the Lease provides that in the event Landlord shall deliver to Tenant said $300,000.00, the fixed annual rent for each year throughout the Term of the Lease shall be increased by One and 00/100 ($1.00) Dollar for each Six and 00/100 ($6.00) Dollars of increase in the reimbursement amount as provided for in Article 6.09(b) of the Lease.

         NOW, THEREFORE, the Landlord and Tenant agree as follows:

         1. All defined terms used in this First Amendment of Lease shall have the meaning set forth in the Lease, as modified by this First Amendment of Lease.



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         2. The fixed annual rent set forth in Article 1.1 of the Lease shall be amended as follows:


         Year                   Fixed Annual Rent            Monthly Installment
         ----                   -----------------            -------------------
Rent Commencement
Date-12                           $700,000.00                     $58,333.33

Month 13-24                       $713,000.00                     $59,416.67

Months 25-36                      $726,000.00                     $60,500.00

Months 37-48                      $739,000.00                     $61,583.33

Months 49-60                      $752,000.00                     $62,666.67

Months 61-72                      $802,000.00                     $66,833.33

Months 73-84                      $816,000.00                     $68,000.00

Months 85-96                      $830,000.00                     $69,166.67

Months 97-108                     $844,000.00                     $70,333.33

Months 109-120                    $858,000.00                     $71,500.00

         3. The Security Deposit, after applying the provisions of Articles
40.01 and 40.03 shall be in the initial amount of $837,500.00, and shall thereafter be as follows:


Anniversary of Rent                                        Amount
-------------------                                        ------

Commencement Date
-----------------

       1                                                   $675,500.00

       2                                                   $579,000.00

       3                                                   $482,500.00

       4                                                   $310,500.00

       5                                                   $223,500.00

       6                                                   and thereafter An
                                                           amount equal to two
                                                           months fixed annual
                                                           rent as in effect
                                                           from time to time.

         4. All other provisions of the Lease remain in full force effect and are hereby ratified and confirmed.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first written above.

                                              CHELSEA GREEN ASSOCIATES, L.P.

                                              By:__________________________

                                              SILICON VALLEY INTERNET PARTNERS

                                              By: /s/ Signature Illegible